CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I,  George  R.   Aylward,   President   of  Virtus   Institutional   Trust  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    September 2, 2010       /s/ George R. Aylward
     ---------------------       -----------------------------------------------
                                 George R. Aylward, President
                                 (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Virtus Institutional Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    September 2, 2010       /s/ W. Patrick Bradley
     ---------------------       -----------------------------------------------
                                 W. Patrick Bradley, Chief Financial Officer and
                                 Treasurer
                                 (principal financial officer)